                                                                      Exhibit 24


                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ Dennis E. Linville
                                               ---------------------------------
                                               Dennis E. Linville

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ Lawrence A. Fantauzzi
                                               ---------------------------------
                                               Lawrence  A. Fantauzzi

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ James M. Gasior
                                               ---------------------------------
                                               James M. Gasior

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ P. Bennett Bowers
                                               ---------------------------------
                                               P. Bennett Bowers

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ David C. Cole
                                               ---------------------------------
                                               David C. Cole

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ George E. Gessner
                                               ---------------------------------
                                               George E. Gessner

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ William A. Hagood
                                               ---------------------------------
                                               William A. Hagood

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ James E. Hoffman, III
                                               ---------------------------------
                                               James E. Hoffman, III

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ Richard L. Hoover
                                               ---------------------------------
                                               Richard L. Hoover

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ K. Ray Mahan
                                               ---------------------------------
                                               K. Ray Mahan

                                POWER OF ATTORNEY

                  The undersigned officer and/or director of Cortland Bancorp (the "Company"), does hereby constitute and appoint Rodger W. Platt my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the offering of 1,000,000 Common Shares of the Company pursuant to the Cortland Bancorp Dividend Reinvestment Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                               /s/ Timothy K. Woofter
                                               ---------------------------------
                                               Timothy K. Woofter